UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2005
SIEBEL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20725	94-3187233

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2207 Bridgepointe Parkway
San Mateo, CA 94404
(Address of principal executive offices, including zip code)
(650) 477-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.
     On October 5, 2005, Siebel Systems, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the third quarter ended September 30, 2005. A copy of the press release, dated as of October 5, 2005, is furnished as Exhibit 99.1 to this Current Report and is incorporated in this Item 2.02 by reference. The press release is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Press release entitled “Siebel Systems Reports Preliminary Financial Results for the Third Quarter Ended September 30, 2005” dated October 5, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIEBEL SYSTEMS, INC.
Dated: October 5, 2005	By:	/s/ Kenneth A. Goldman
Kenneth A. Goldman
Senior Vice President, Finance and Administration and Chief Financial Officer